American Funds Retirement Income Portfolio – EnhancedSM Summary prospectus April 7, 2017

Class	A	C	T	F-1	F-2	F-3	R-1
	NDARX	NDCRX	TAFEX	FCFWX	FGFWX	FIEWX	RCRPX
Class	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
	RFRPX	RIRPX	RLRPX	RPRPX	RRQPX	RXRPX	RVRPX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at americanfunds.com/prospectus. You can also get this information at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. The current prospectus and statement of additional information, dated April 7, 2017, are incorporated by reference into this summary prospectus.

Investment objectives The fund strives for the accomplishment of three investment objectives: current income, long-term growth of capital and conservation of capital, with an emphasis on income and growth of capital.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for a Class A sales charge discount if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 40 of the prospectus and on page 75 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.30%	1.00%	0.25%	0.25%	none	none	1.00%[2]
Other expenses	0.18	0.18	0.15[3]	0.22	0.24%	0.35%[3]	0.30
Acquired (underlying) fund fees and expenses	0.32	0.32	0.32	0.32	0.32	0.32	0.32
Total annual fund operating expenses	0.80	1.50	0.72	0.79	0.56	0.67	1.62
Expense reimbursement[4]	0.09	0.09	0.06	0.08	0.09	0.29	0.10
Total annual fund operating expenses after expense reimbursement	0.71	1.41	0.66	0.71	0.47	0.38	1.52

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%[2]	0.60%[2]	0.47%	0.23%	none	none	none
Other expenses	0.49[2]	0.48	0.28	0.23	0.38%	0.45%	0.31%
Acquired (underlying) fund fees and expenses	0.32	0.32	0.32	0.32	0.32	0.32	0.32
Total annual fund operating expenses	1.56	1.40	1.07	0.78	0.70	0.77	0.63
Expense reimbursement[4]	0.07	0.19[2]	0.08	0.07	0.16[2]	0.33[2]	0.24[2]
Total annual fund operating expenses after expense reimbursement	1.49	1.21	0.99	0.71	0.54	0.44	0.39

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2 Restated to reflect current fees.

3 Based on estimated amounts for the current fiscal year.

4 The investment adviser is currently reimbursing a portion of the other expenses for each share class. This reimbursement will be in effect through at least April 7, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

1     American Funds Retirement Income Portfolio – Enhanced / Summary prospectus

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the expense reimbursement described above through the expiration date of such reimbursement and total annual fund operating expenses thereafter. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$ 643	$ 244	$ 316	$ 73	$ 48	$ 39	$ 155	$ 152	$ 123
3 years	807	465	468	244	170	185	501	486	424
5 years	985	810	635	431	304	344	872	843	748
10 years	1,500	1,783	1,116	970	693	807	1,914	1,851	1,663

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$ 101	$ 73	$ 55	$ 45	$ 40		1 year	$ 144
3 years	332	242	208	213	178		3 years	465
5 years	582	426	374	395	327		5 years	810
10 years	1,298	960	855	923	763		10 years	1,783

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 3% of the average value of its portfolio.

American Funds Retirement Income Portfolio – Enhanced / Summary prospectus     2

Principal investment strategies The fund is intended primarily for investors who are already in retirement or plan to retire in the near future and who are seeking an investment for use with a periodic withdrawal program. In some cases, all or a portion of any distribution from the fund may include the investor’s original investment. The American Funds Retirement Income Portfolio – Enhanced (“Enhanced Portfolio” or the “fund”) is designed for investors who desire a potentially higher level of income and growth of capital in exchange for potentially greater downside risk. The fund is not designed to be the sole option for the investor’s retirement income needs nor is there any guarantee that the fund will provide adequate income through retirement.

The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in varying combinations and weightings over time. The underlying American Funds will primarily consist of equity funds in the equity-income, balanced and growth-and-income fund categories. The fund may also invest in fixed-income funds. Through its investments in the underlying funds, the fund will have significant exposure to both dividend-paying and growth-oriented common stocks.

The Enhanced Portfolio currently plans to invest a higher ratio in underlying funds that invest significantly in stocks and other equity securities. Through its investments in the underlying funds, the fund will also have exposure to dividend-paying stocks. The fund will seek exposure to issuers domiciled outside the United States as well as domestic issuers. The investment adviser believes that exposure to issuers domiciled outside the United States can help provide diversification when seeking current income and long-term growth of capital.

With respect to its fixed-income investments, the underlying funds in which the fund invests may hold debt securities with a wide range of quality and of any maturity or duration. The fund may invest in underlying funds with significant exposure to bonds rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” Exposure to lower rated securities may help the fund achieve its primary objective of providing current income.

The underlying funds may hold securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The underlying funds may also invest in the securities of governments, agencies, corporations and other entities domiciled outside the United States.

The fund’s investment adviser seeks to create combinations of underlying funds that complement each other with a goal of achieving the Enhanced Portfolio’s investment objectives of providing current income, long-term growth of capital and conservation of capital, with an emphasis on income and growth of capital. In making this determination, the fund’s investment adviser considers the historical volatility and returns of the underlying funds and how various combinations would have behaved in past market environments. It also considers, among other topics, current market conditions and the investment positions of the underlying funds.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds. The investment adviser will also consider whether overall market conditions would favor a change in the exposure of the fund to various asset types or geographic regions. Based on these considerations, the investment adviser may make adjustments to underlying fund holdings by adjusting the percentage of individual underlying funds within the fund, or adding or removing underlying funds. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objectives.

The fund is one of a suite of three American Funds Retirement Income Portfolios designed to help investors in or near retirement with a withdrawal program. The three portfolios are designed to provide investors with the ability to produce cash flows from their investments in the portfolio over an extended period of time along a variation of risk profiles. The American Funds Retirement Income Portfolio – Conservative (the “Conservative Portfolio”) seeks to provide the lowest downside risk of the three portfolios, which normally results in a comparatively lower level of income and potential for growth of capital. The Enhanced Portfolio seeks somewhat higher income and long-term growth of capital, but also entails potentially greater volatility, which results in higher potential downside risk. The American Funds Retirement Income Portfolio – Moderate offers investors an intermediate investment option, seeking greater current income and long-term growth than the Conservative Portfolio, with potentially less volatility and downside risk relative to the Enhanced Portfolio.

Principal risks This section describes the principal risks associated with the fund’s and its underlying funds’ principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with the fund’s investment strategies.

Periodic withdrawal risks — There is no guarantee that the fund will provide adequate income through retirement. The fund is not designed to, and is not expected to, generate distributions that equal a fixed percentage of the fund’s current net asset value per share. An investor taking periodic withdrawals from the fund should not assume that the source of a distribution is dividend or interest income or capital gains; rather, all or a portion of a distribution from the fund may consist of a return of capital. A return of capital is a return of all or part of an investor’s original investment in the fund. The fund’s ability to preserve capital while making periodic distributions to investors is subject to market conditions at the time an investor invests in the fund and during the length of time such investor holds shares of the fund. Even if the fund’s portfolio value grows over time, such growth may be insufficient to enable the fund to make periodic distributions to investors without returning capital to shareholders. Payments consisting of return of capital will result in a decrease in an investor’s fund share balance. Higher rates of withdrawal and withdrawals during declining markets may result in a more rapid decrease in an investor’s fund share balance. Persistent returns of capital could ultimately result in a zero account balance.

Additionally, as periodic withdrawals by investors will be made from fund assets and investors are generally not expected to reinvest such distributions in additional fund shares, distributions to investors will reduce the amount of assets available for investment by the fund. The

3     American Funds Retirement Income Portfolio – Enhanced / Summary prospectus fund may suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its distributions to shareholders.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with the underlying funds’ investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

American Funds Retirement Income Portfolio – Enhanced / Summary prospectus     4

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Liquidity risk — Certain underlying fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the underlying fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the underlying fund to losses in excess of its initial investment. Derivatives may be difficult for the underlying fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. A description of the derivative instruments in which the underlying fund may invest and the various risks associated with those derivatives is included in the underlying fund’s statement of additional information under “Description of certain securities, investment techniques and risks.”

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

5     American Funds Retirement Income Portfolio – Enhanced / Summary prospectus

Investment results The following bar chart shows the fund’s investment results for its first full calendar year of operations, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Retirement Income Funds Index includes funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results, before and after taxes, are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Average annual total returns For the periods ended December 31, 2016 (with maximum sales charge):
Share class	Inception date	1 year	Lifetime
A — Before taxes	8/28/2015	2.34%	2.78%
— After taxes on distributions		1.62	2.10
— After taxes on distributions and sale of fund shares		1.86	2.08

Share class (before taxes)	Inception date	1 year	Lifetime
C	8/28/2015	6.70%	6.65%
F-1	8/28/2015	8.53	7.39
F-2	8/28/2015	8.75	7.67
R-1	8/28/2015	8.47	7.41
R-2	8/28/2015	7.94	6.95
R-2E	8/28/2015	8.54	7.47
R-3	8/28/2015	8.21	7.18
R-4	8/28/2015	8.46	7.40
R-5E	11/20/2015	8.60	6.24
R-5	8/28/2015	8.50	7.44
R-6	8/28/2015	8.70	7.59

Indexes	1 year	Lifetime (from Class A inception)
S&P Target Date Retirement Income Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	5.01%	3.83%
Lipper Retirement Income Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	5.34	3.96

Management

Investment adviser Capital Research and Management CompanySM

Portfolio oversight committee The investment adviser’s Portfolio Oversight Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Oversight Committee are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Bradley J. Vogt Vice Chairman of the Board	2 years	Partner – Capital Research Global Investors
Alan N. Berro Senior Vice President	2 years	Partner – Capital World Investors
Joanna F. Jonsson Senior Vice President	2 years	Partner – Capital World Investors
James B. Lovelace Senior Vice President	2 years	Partner – Capital Research Global Investors
Wesley K.-S. Phoa Senior Vice President	2 years	Partner – Capital Fixed Income Investors
John H. Smet Senior Vice President	2 years	Partner – Capital Fixed Income Investors
Andrew B. Suzman Senior Vice President	2 years	Partner – Capital World Investors

American Funds Retirement Income Portfolio – Enhanced / Summary prospectus     6

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

You can access the fund’s statutory prospectus or SAI at americanfunds.com/prospectus.

MFGEIPX-111-0417P Litho in USA CGD/ALD/10417 Investment Company File No. 811-23053

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE SUMMARY PROSPECTUS SUPPLEMENT FOR THE FUND.

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY

American Funds Retirement Income Portfolio SeriesSM Summary Prospectus Amendment April 7, 2017

For the following summary prospectuses dated January 1, 2017

American Funds Retirement Income Portfolio — ConservativeSM

American Funds Retirement Income Portfolio — ModerateSM

American Funds Retirement Income Portfolio — EnhancedSM

Keep this amendment with your summary prospectus. Each fund’s summary prospectus consists of this amendment and the fund’s summary prospectus, as supplemented to date (which is incorporated herein by reference). For additional information about a fund, you should refer to its prospectus and statement of additional information, in each case as supplemented to date, except where specific information is provided in this amendment, in which case the disclosure provided in this amendment is controlling.

On or about April 7, 2017, the funds listed on the cover of this amendment expect to issue Class T shares. You are receiving this amendment because you hold, or have recently held, shares of one or more of the funds listed on the cover of this amendment and the summary prospectus for each fund is being amended hereby.

1.	The legend on the cover page of the summary prospectus for each of the funds listed on the cover of this amendment is amended in its entirety to read as follows:

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at americanfunds.com/prospectus. You can also get this information at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. The current prospectus and statement of additional information, dated April 7, 2017, are incorporated by reference into this summary prospectus.

2.	The “Fees and expenses of the fund” section of the summary prospectus for each of the funds listed on the cover of this amendment is amended by supplementing the “Shareholder fees” table with the additional column captioned “T” set forth below. Shareholder fee information for all other share classes, as well as footnotes in the summary prospectus, remain unchanged.

Shareholder fees (fees paid directly from your investment)

Share class:	T

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	none
Maximum sales charge (load) imposed on reinvested dividends	none
Redemption or exchange fees	none

3.	The “Fees and expenses of the fund” section of the summary prospectus for each of the funds listed below is amended by (i) supplementing the “Annual fund operating expenses” table with the additional column captioned “T” set forth under such fund’s name below and (ii) supplementing the cumulative estimated expense example table under the heading “Example” with the additional column captioned “T” set forth under such fund’s name below. Expense information for all other share classes (which are shown for comparative purposes only) remains unchanged. Except as indicated below each table, footnotes in the summary prospectus remain unchanged.

American Funds Retirement Income Portfolio — Conservative

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Share class:	A	C	T		F-1	F-2	F-3

Management fees	none	none	none		none	none	none
Distribution and/or service (12b-1) fees	0.30%	1.00%	0.25%		0.25%	none	none
Other expenses	0.23	0.23	0.18	[3]	0.28	0.28%	0.41%[3]
Acquired (underlying) fund fees and expenses	0.30	0.30	0.30		0.30	0.30	0.30
Total annual fund operating expenses	0.83	1.53	0.73		0.83	0.58	0.71
Expense reimbursement[4]	0.15	0.15	0.09		0.14	0.13	0.35
Total annual fund operating expenses after expense reimbursement	0.68	1.38	0.64		0.69	0.45	0.36

[4]	The investment adviser is currently reimbursing a portion of the other expenses for each share class. This reimbursement will be in effect through at least April 7, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

Example

Share class:	A	C	T	F-1	F-2	F-3

1 year	$ 640	$ 240	$ 314	$ 70	$ 46	$ 37
3 years	811	469	469	251	173	192
5 years	995	820	637	447	311	360
10 years	1,528	1,811	1,125	1,012	713	850

1	American Funds Retirement Income Portfolio Series / Summary Prospectus Amendment

American Funds Retirement Income Portfolio — Moderate

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Share class:	A	C	T		F-1	F-2	F-3

Management fees	none	none	none		none	none	none
Distribution and/or service (12b-1) fees	0.30%	1.00%	0.25%		0.25%	none	none
Other expenses	0.16	0.16	0.14	[3]	0.23	0.23%	0.35%[3]
Acquired (underlying) fund fees and expenses	0.31	0.31	0.31		0.31	0.31	0.31
Total annual fund operating expenses	0.77	1.47	0.70		0.79	0.54	0.66
Expense reimbursement[4]	0.08	0.08	0.05		0.09	0.08	0.29
Total annual fund operating expenses after expense reimbursement	0.69	1.39	0.65		0.70	0.46	0.37

[4]	The investment adviser is currently reimbursing a portion of the other expenses for each share class. This reimbursement will be in effect through at least April 7, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

Example

Share class:	A	C	T	F-1	F-2	F-3

1 year	$ 641	$ 242	$ 315	$ 72	$ 47	$ 38
3 years	799	457	463	243	165	182
5 years	971	795	625	430	294	339
10 years	1,467	1,751	1,094	970	669	795

American Funds Retirement Income Portfolio — Enhanced

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Share class:	A	C	T		F-1	F-2	F-3

Management fees	none	none	none		none	none	none
Distribution and/or service (12b-1) fees	0.30%	1.00%	0.25%		0.25%	none	none
Other expenses	0.18	0.18	0.15	[3]	0.22	0.24%	0.35%[3]
Acquired (underlying) fund fees and expenses	0.32	0.32	0.32		0.32	0.32	0.32
Total annual fund operating expenses	0.80	1.50	0.72		0.79	0.56	0.67
Expense reimbursement[4]	0.09	0.09	0.06		0.08	0.09	0.29
Total annual fund operating expenses after expense reimbursement	0.71	1.41	0.66		0.71	0.47	0.38

[4]	The investment adviser is currently reimbursing a portion of the other expenses for each share class. This reimbursement will be in effect through at least April 7, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

Example

Share class:	A	C	T	F-1	F-2	F-3

1 year	$ 643	$ 244	$ 316	$ 73	$ 48	$ 39
3 years	807	465	468	244	170	185
5 years	985	810	635	431	304	344
10 years	1,500	1,783	1,116	970	693	807

American Funds Retirement Income Portfolio Series / Summary Prospectus Amendment	2

4.	The “Investment results” section of the summary prospectus for each of the funds listed below is amended by replacing the current disclosure set forth thereunder in its entirety with the disclosure set forth under such fund’s name below.

Investment results The following bar chart shows the fund’s investment results for its first full calendar year of operations, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Retirement Income Funds Index includes funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results, before and after taxes, are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

American Funds Retirement Income Portfolio — Conservative

Average annual total returns For the periods ended December 31, 2016 (with maximum sales charge):

Share class	Inception date	1 year	Lifetime

A – Before taxes	8/28/2015	–0.08%	0.45%
– After taxes on distributions		–0.73	–0.20
– After taxes on distributions and sale of fund shares		0.25	0.20

Share classes (before taxes)	Inception date	1 year	Lifetime

C	8/28/2015	4.24%	4.26%
F-1	8/28/2015	5.90	4.97
F-2	8/28/2015	6.13	5.17
R-1	8/28/2015	5.31	4.51
R-2	8/28/2015	5.59	4.72
R-2E	8/28/2015	6.02	5.04
R-3	8/28/2015	5.80	4.87
R-4	8/28/2015	5.99	5.02
R-5E	11/20/2015	6.06	4.52
R-5	8/28/2015	5.98	5.01
R-6	8/28/2015	6.22	5.19

Indexes	1 year	Lifetime (from Class A inception)

S&P Target Date Retirement Income Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	5.01%	3.83%
Lipper Retirement Income Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	5.34	3.96

3	American Funds Retirement Income Portfolio Series / Summary Prospectus Amendment

Investment results The following bar chart shows the fund’s investment results for its first full calendar year of operations, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Retirement Income Funds Index includes funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results, before and after taxes, are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

American Funds Retirement Income Portfolio — Moderate

Average annual total returns For the periods ended December 31, 2016 (with maximum sales charge):

Share class	Inception date	1 year	Lifetime

A – Before taxes	8/28/2015	1.23%	1.68%
– After taxes on distributions		0.55	1.01
– After taxes on distributions and sale of fund shares		1.11	1.18

Share classes (before taxes)	Inception date	1 year	Lifetime

C	8/28/2015	5.59%	5.54%
F-1	8/28/2015	7.38	6.26
F-2	8/28/2015	7.60	6.52
R-1	8/28/2015	6.71	5.75
R-2	8/28/2015	7.27	6.22
R-2E	8/28/2015	7.38	6.31
R-3	8/28/2015	7.49	6.38
R-4	8/28/2015	7.26	6.26
R-5E	11/20/2015	7.44	5.50
R-5	8/28/2015	7.35	6.29
R-6	8/28/2015	7.54	6.44

Indexes	1 year	Lifetime (from Class A inception)

S&P Target Date Retirement Income Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	5.01%	3.83%
Lipper Retirement Income Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	5.34	3.96

American Funds Retirement Income Portfolio Series / Summary Prospectus Amendment	4

Investment results The following bar chart shows the fund’s investment results for its first full calendar year of operations, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Retirement Income Funds Index includes funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results, before and after taxes, are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

American Funds Retirement Income Portfolio — Enhanced

Average annual total returns For the periods ended December 31, 2016 (with maximum sales charge):

Share class	Inception date	1 year	Lifetime

A – Before taxes	8/28/2015	2.34%	2.78%
– After taxes on distributions		1.62	2.10
– After taxes on distributions and sale of fund shares		1.86	2.08

Share classes (before taxes)	Inception date	1 year	Lifetime

C	8/28/2015	6.70%	6.65%
F-1	8/28/2015	8.53	7.39
F-2	8/28/2015	8.75	7.67
R-1	8/28/2015	8.47	7.41
R-2	8/28/2015	7.94	6.95
R-2E	8/28/2015	8.54	7.47
R-3	8/28/2015	8.21	7.18
R-4	8/28/2015	8.46	7.40
R-5E	11/20/2015	8.60	6.24
R-5	8/28/2015	8.50	7.44
R-6	8/28/2015	8.70	7.59

Indexes	1 year	Lifetime (from Class A inception)

S&P Target Date Retirement Income Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	5.01%	3.83%
Lipper Retirement Income Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	5.34	3.96

5	American Funds Retirement Income Portfolio Series / Summary Prospectus Amendment

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American Funds Retirement Income Portfolio Series / Summary Prospectus Amendment	6

Lit. No. MFGEBS-216-0417P Litho in USA CGD/ALD/10039-S58607